MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price International Equity Fund
(the “Fund”)
Supplement dated May 22, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective May 22, 2020, T. Rowe Price Hong Kong Limited was added as an investment sub-subadviser to the Fund.
The following information supplements the information for the Fund found under the heading Sub-subadviser(s) in the section titled Management (page 107 of the Prospectus):
T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”)
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 107 of the Prospectus):
Ernest C. Yeung, CFA is a Vice President and Portfolio Manager at T. Rowe Price Hong Kong. He has managed the Fund since May 2020.
The following information replaces similar information found on page 137 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Select T. Rowe Price International Equity Fund and a portion of the portfolio of the Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, and Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. In addition, each of T. Rowe Price International Ltd (“T. Rowe Price International”) and T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”) serves as sub-subadviser for the Select T. Rowe Price International Equity Fund and subject to the supervision of T. Rowe Price, is authorized to trade securities and make discretionary investment decisions on behalf of the Fund (which includes selecting foreign investments in developed and emerging market countries). T. Rowe Price International is a wholly-owned subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price Hong Kong is a wholly-owned subsidiary of T. Rowe Price International and its address is 6/F Chater House, 8 Connaught Place, Central Hong Kong. As of March 31, 2020, T. Rowe Price and its affiliates had approximately $1.01 trillion in assets under management.
The following information supplements the information under T. Rowe Price Associates, Inc. related to the Fund found on page 138 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Ernest C. Yeung, CFA
is a portfolio manager of the Select T. Rowe Price International Equity Fund. Mr. Yeung is a Vice President and Portfolio Manager for T. Rowe Price Hong Kong. He joined T. Rowe Price International in 2003 and his investment experience dates from 2001. Mr. Yeung has served as a portfolio manager for T. Rowe Price Hong Kong throughout the past five years.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-20-06
TRIE-20-1

MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price International Equity Fund
(the “Fund”)
Supplement dated May 22, 2020 to the
Statement of Additional Information dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective May 22, 2020, T. Rowe Price Hong Kong Limited was added as an investment sub-subadviser to the Fund.
The following information replaces the third paragraph for T. Rowe Price Associates, Inc. (“T. Rowe Price”) under the heading Unaffiliated Subadvisers on page B-92 in the section titled Investment Advisory and Other Service Agreements:
In addition, each of T. Rowe Price International Ltd (“T. Rowe Price International”) and T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”) serves as a sub-subadviser for the MM Select T. Rowe Price International Equity Fund. T. Rowe Price International is a wholly-owned subsidiary of T. Rowe Price and T. Rowe Price Hong Kong is a wholly-owned subsidiary of T. Rowe Price International. T. Rowe Price has entered into a subadvisory agreement with each of T. Rowe Price International and T. Rowe Price Hong Kong under which, subject to the supervision of T. Rowe Price, T. Rowe Price International and T. Rowe Price Hong Kong are authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the MM Select T. Rowe Price International Equity Fund. T. Rowe Price International is located at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price Hong Kong is located at 6/F Chater House, 8 Connaught Place, Central Hong Kong. T. Rowe Price International also provides sub-subadvisory services for the MassMutual Select T. Rowe Price Bond Asset Fund, which is a series of the Trust.
The following information replaces similar information for T. Rowe Price found on page B-319 in the section titled Appendix C  —  Additional Portfolio Manager Information:
The portfolio managers of the MM Select T. Rowe Price International Equity Fund are Richard N. Clattenburg, Colin McQueen, Raymond A. Mills, Gonzalo Pangaro, and Ernest C. Yeung.
The following information supplements the information for T. Rowe Price found beginning on page B-319 in the section titled Appendix C  —  Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Ernest C. Yeung
Registered investment companies**	1	$132,069,716	0	$0
Other pooled investment vehicles	2	$95,440,473	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of March 31, 2020.

**
Does not include the MM Select T. Rowe Price International Equity Fund.

The following information replaces similar information for T. Rowe Price found on page B-320 in the section titled Appendix C  —  Additional Portfolio Manager Information:
Ownership of Securities:
As of March 31, 2020, the portfolio managers did not own any shares of the MM Select T. Rowe Price International Equity Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-20-05